Consolidated Statements of Comprehensive Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Available-for-sale investments:
Unrealized gains (losses), tax benefit (expense)	$ 0	$ (1)	$ 1
Reclassification to Net income, tax benefit (expense)	0	0	(7)
Net actuarial gains (losses) of defined benefit plans:
Adjustment, tax benefit (expense)	(60)	29	65
Reclassification to Net income, tax benefit (expense)	(37)	(104)	(28)
Prior service cost of defined benefit plans:
Adjustment, tax benefit (expense)	1	1	5
Reclassification to Net income, tax benefit (expense)	2	0	(1)
Derivative instrument:
Change in fair value, tax benefit (expense)	0	1	1
Reclassification to Net income, tax benefit (expense)	$ (1)	$ 0	$ 0